Exhibit 99.1

FOOD FOR PEOPLE WHO GIVE A CROP INVESTOR PRESENTATION SEPTEMBER 2021

Forward Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” “trend,” “accelerate,” “continues,” “opportunities,” “strategy”, “expansion”, “evolution”, “guidance”, “next” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Tattooed Chef's control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include : uncertainty surrounding the ultimate success of Tattooed Chef’s e - commerce platform ; the need to prove Tattooed Chef’s ability to build brand awareness and continue to launch innovative products ; the outcome of any legal proceedings that may be instituted against Tattooed Chef ; competition and the ability of the business to grow and manage growth profitably ; the ability to meet Nasdaq’s listing requirements ; costs related to our recent business combination ; anticipated increased costs associated with our transition to a public company ; and other risks and uncertainties indicated from time to time in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 1 , 2020 in connection with our recent business combination, including those under “Risk Factors” therein, and other factors identified in past and future filings with the SEC, available at www . sec . gov . Some of these risks and uncertainties may be amplified by the COVID - 19 outbreak . Tattooed Chef undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Non - GAAP Measures Tattooed Chef seeks to achieve profitable, long term growth by monitoring and analyzing key operating metrics, including Adjusted EBITDA . Tattooed Chef’s management uses this non - GAAP financial metric and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes this non - GAAP financial metric is useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . Adjusted EBITDA is not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . Tattooed Chef’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . DISCLAIMER 2

SARAH GALLETTI THE TATTOOED CHEF & CHIEF CREATIVE OFFICER SAM GALLETTI CEO & PRESIDENT MATT WILLIAMS CHIEF GROWTH OFFICER 3 STEPHANIE DIECKMANN CHIEF FINANCIAL OFFICER & CHIEF OPERATING OFFICER • Sam has 35 years of experience in the food industry having served in both operational and investor roles within seafood, breaded vegetables, salsas and dips, grilled chicken, and organic foods companies • Joined Tattooed Chef July 2020 • Over 25 years experience in CPG including roles at Dean Foods, Coca Cola and PepsiCo • Creator of the “Tattooed Chef” • Joined company in 2014 and spearheaded shift to plant based • Former chef in Italy • Joined Tattooed Chef in 2017 • Over 12 years of experience in the food industry • Former CFO of APPA Fine Foods LEADERSHIP TEAM

LEADING DISRUPTORS IN PLANT - BASED FOOD INNOVATIVE DIVERSE PRODUCT PORTFOLIO SPANS MULTIPLE CATEGORIES EXCEPTIONAL GROWTH ACCESSIBLE & INVITING ETHICALLY & RESPONSIBLY SOURCED CLEAN LABEL 1 2 3 5 VERTICALLY INTEGRATED 4 Provides delicious plant - based options, using sustainably sourced ingredients, and thoughtfully creating food that offers convenience without sacrificing quality, nutritional value, or freshness. INTRODUCTION 4

ITALIAN GROWN; LOS ANGELES & NEW MEXICO MADE We do Farm - to - Table our own way. We care so much about the ingredients that we grow them ourselves, and we stay with them every step of the way! CHEF - CREATED Who says plant based has to be boring? Constantly innovating to keep plant - based eating a fresh, fun, delicious experience. ACCESSIBLE No longer only for the 1% -- Created and distributed to make plant based accessible and enjoyable for everyone. FOR EVERY LIFESTYLE Being busy doesn’t mean you can’t eat well! All of our products are designed to keep you plant - powered, without the prep. LET’S REVOLUTIONIZE PLANT BASED EATING BY THOUGHTFULLY CREATING FOOD THAT FEELS GOOD! AN INNOVATIVE BRAND BUILT ON PURPOSE 5

2017 2018 2019 2020 ANNUAL PRODUCT INNOVATION 38 TOTAL PRODUCTS 17 TOTAL NEW INNOVATIONS 2021 73 TOTAL PRODUCTS 35 TOTAL NEW INNOVATIONS 6

TATTOOED CHEF HAS A BROAD, ON - TREND PRODUCT PORTFOLIO FOR EVERY RETAILER ENTREES BREAKFAST VEGETABLES PIZZA MEAT ALTERNATIVES GREAT TASTING & PLANT BASED OPTIONS FOR EVERY MEAL 7

VERTICALLY INTEGRATED OPERATIONS CREATE STRATEGIC ADVANTAGE • Vertical Integration: Control of ingredients and prioritization of product • Proactive: Ability to go from innovation to market in as little as 3 months • Experience: Manufacturing, distribution, supply chain • Between four manufacturing facilities, capacity available to achieve $500+ million in revenue 8

9 TATTOOED CHEF HAS SIGNIFICANT OPPORTUNITY FOR GROWTH

Frozen Breakfast Foods $4.2 Frozen Entrees $23.1 Frozen Fruits & Vegetables $7.6 Frozen Plant Based Meat Alternatives $0.8 Frozen Juices & Beverages $0.2 Frozen Meat Poultry & Seafood $5.9 Frozen Desserts $15.2 Frozen Appetizers & Snacks $6.4 MASSIVE OPPORTUNITY TO DISRUPT THE $63BN U.S. FROZEN FOOD CATEGORY 1 • The growth in the frozen food category has been primarily driven by the recent product innovation as a response to the growing demand for great tasting, clean label and convenient options • The overall frozen food category outpaced the general center of store food categories 1 • Millennials and Gen Z are driving growth in the frozen foods section due to convenience, frozen fresh and plant based foods • The number of consumers who say convenience had a significant impact on their food purchase decision has grown from 49% in 2017 to 57% in 2019 2 • Longer term opportunity to penetrate the $380 billion global frozen food market 3 Tattooed Chef’s Current Opportunity: $42bn (1) SPINS; MULO; 52 - Week Retail Sales Dollars – Period ended 8/8/21 (2) 2019 Food & Health Survey. International Food Information Council 2019. (3) Grand View Research 10

PLANT BASED FOODS ARE EXPECTED TO REACH $162 BILLION BY 2030 $29.4 $35.6 $44.2 $52.2 $64.7 $77.8 $94.2 $108.6 $123.4 $139.0 $161.9 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Source: Bloomberg Intelligence, OECD FAO Agricultural Outlook 2021 - 2030, GFI 2020 State of the Industry Report 11 TOTAL GLOBAL PLANT BASED RETAIL MARKET SIZE $ in billions

OPPORTUNITY TO CAPTURE MARKET SHARE ACROSS MULTIPLE CATEGORIES FROZEN BREAKFAST $4.2B +11.5% YoY Growth FROZEN ENTREES & PIZZA $23.0B +4.6% YoY Growth FROZEN FRUITS & VEGETABLES $7.5B +2.2% YoY Growth SALTY SNACKS $22.8B +4.8% YoY Growth FROZEN APPETIZERS & SNACKS $2.6B +2.0% YoY Growth Sources: SPINS L52W ended 8/8/21 Mintel April 2021 Salty Snacks CURRENT NEW 12

HIGHLIGHTS NO Investment in Marketing and Brand until 2021 13 REVENUE GROWTH ESTABLISHED BRAND STRONG RESOURCES ~$140 MILLION CASH BALANCE 1 ~275K SQ. FEET OF MANUFACTURING CAPACITY TO QUADRUPLE IN 2021 OPPORTUNITY FOR STRATEGIC M&A +52% YoY $67.9 M $103.4 1H 2020 1H 2021 +82% YOY $ 38.0 M $ 69.1 M 1H 2020 1H 2021 (1) Approximate cash balance as of 6/30/21 LAUNCHED FIRST NATIONAL MEDIA CAMPAIGN BRANDED STORE COUNT TO TRIPLE IN 2021 CREATED 35 NEW PRODUCT INNOVATIONS IN 2021 SALES & MARKETING $ in millions $ in millions

THE BRAND 14

HISTORY OF TATTOOED CHEF

STONEGATE FOODS / ITTELLA → **TATTOOED CHEF**

(Net sales $ in millions)

$2.1 · $4.4 · $10.9 · $12.9 · $32.5 · $84.9 · $148.5 · $235 - $242

2009
CEO Sam Galletti opens Stonegate Foods and begins importing vegetables and other Italian products to be sold to national natural channel retailer

2010
Stonegate begins selling private label products to leading natural channel retailer and national discount supermarket

2014
Sarah Galletti, current CCO, joins company

2015
Ittella
Stonegate becomes Ittella Int. and begins manufacturing in own facility

2017
Tattooed Chef
The Tattooed Chef brand is launched and begins focusing on plant-based food products

Current Italy plant is opened

2019
Releases 12 new SKUs under the Tattooed Chef brand in the club channels

2020
Completes merger with Forum Merger II Corp; becomes public company

Changes name to Tattooed Chef

38 branded SKUs in product portfolio

2021
Acquired Foods of New Mexico

Total company revenue guidance $235 - $242 million

73 branded SKUs in product portfolio

15

MEET SARAH GALLETTI TATTOOED CHEF IS NOT LIKE ANY OTHER FOOD BRAND – BECAUSE SARAH GALLETTI IS NOT LIKE ANY OTHER FOUNDER. From her artistic background - with stints in film school and the music industry - to finessing her culinary chops in Italy, Sarah approaches food like no one else. She’s merged her Italian roots with the rich vibrancy of LA culture to inspire her meals; her art is her food, and her food is her art. It’s self - expression, it’s creativity, and most of all, it’s freakin ’ delicious. A true creator and visionary, Sarah followed her dream of creating a brand that changes the way we eat and help us all feel more connected to ourselves, each other, and the world we share. Source: GWI 2020 16

1,614 4,272 8,355 10,000 12,000+ 2019 2020 1H 2021 2021 Goal 3Q21 Expected TATTOOED CHEF CONTINUE S TO EXPAND NATIONAL DISTRIBUTION 17 TOTAL STORES

TATTOOED CHEF RETAIL CUSTOMERS 1 18 1 Select retail customers shown 2020 2021 NEW IN 2021

Source: SPINS; 4 - week periods rolling annual average as of 8/8/21; Total Distribution Points Does not include untracked channels WE ARE RAPIDLY GROWING TOTAL DISTRIBUTION POINTS (TDPs) IN MEASURED CHANNELS - 20 40 60 80 100 120 140 Oct. 2020 SPAC Closed June 2020 SPAC Announcement 19

Source: SPINS; MULO; 52 - Week Retail Sales Dollars – Period ended 8/8/21 Does not include untracked channels OUR CONSUMPTION GROWTH IS BROADENING WE ARE QUICKLY DIVERSIFYING OUR CUSTOMER BASE SPAC Announcement Today (August 2021) Club Retailer #1 Mass Retailer #2 Mass Retailer #1 All Other Channels 20

MASS RETAILER CASE STUDY Source: SPINS; Retail Sales 4 - weeks ending 8/8/21; Specific Mass Retailer 3 of the Top 10 items including #1 and #2 since launch in March 2021 1 2 3 4 5 6 7 8 9 10 21 PLANT BASED FROZEN ENTREES

MASS RETAILER CASE STUDY Velocities 60%+ Above Nearest Top 10 Competitors DOLLAR VELOCITY Source: SPINS; Dollars per TDP; 4 - weeks ending 8/8/21; Specific Mass Retailer 1 2 3 4 5 6 7 8 9 10 Private Label 22 PLANT BASED FROZEN ENTREES

TATTOOED CHEF NATIONAL MEDIA CAMPAIGN • 80%+ Reach of all Plant Based Intenders – 78 million Consumers! • 10,000+ TV spots plus targeted digital video and streaming – one every 15 minutes • 24 top tier networks plus Hulu and Programmatic Connected TV/Streaming • As of August 3, 2021, brand awareness grew from 6% to 15% 1 Tattooed Chef 15 Second Spot INVESTMENT IN BUILDING BRAND AWARENESS 1 Milward Brown Kantar research 23

OUR CONSUMER 24

MEET THE PLANT BASED INTENDER (PBI) 18M People are Pescatarians & Flexitarians 27M People Aspiring & Practicing Vegetarians/Vegans 55M People Who Want to Eat Less Meat 46% Have Kids 41% Are Under 35 Years Old 1 in 3 Are Urban Dwellers PLANT BASED INTENDERS ARE THE 99.8M PEOPLE LOOKING TO EAT MORE PLANT BASED FOOD. Source: Global Web Index 25

PLANT BASED INTENDER IS A STATE OF MIND 26 The PBI state of mind is united in seeking out delicious plant - based options and just trying to feel better about their meals, their health, and their world. I choose my diet to FEEL healthy. (136 index) I’m interested in other CULTURES . (117 index) I like BOLD and INNOVATIVE brands. (111; 110 index) I have sophisticated tastes; I like what’s TRENDY . (123; 124 index) I prefer SOCIALLY RESPONSIBLE brands. (128 index) All PBIs are fueled by the same underlying motivation: WANTING TO FEEL GOOD! Source: Global Web Index

THE PBI MINDSET STRETCHES ACROSS DEMOGRAPHIC SEGMENTS AGE RANGES 16 - 24: 16% / 116 25 - 34: 25% / 113 35 - 44: 17% / 102 45 - 54: 14% / 89 55 - 64: 14% / 90 65+: 14% / 88 GENDER Female: 55% Male: 45% FAMILY Single: 35% In a relationship: 10% Married: 44% Have Kids: 46% KIDS IN HH 16 - 24: 16% / 116 25 - 34: 25% / 113 35 - 44: 17% / 102 45 - 54: 14% / 89 55 - 64: 14% / 90 65+: 14% / 88 CROSS SHOPPING Target 32% / 110 Costco 21% / 107 Trader Joe’s 28% / 130 Whole Foods 28% / 143 Walmart 44% / 89 LIVING ENVIRONMENT Rural: 15% / 82 Suburban: 52% / 92 Urban: 33% / 114 US REGION North East: 19% / 104 Midwest: 20% / 91 South East: 28% / 98 South West: 9% / 97 West: 24% / 110 EDUCATION High School or Less: 15% Some College: 16% Technical/Associates: 11% Bachelor’s: 33% Source: Global Web Index 27

THE PEOPLE WHO #GIVEACROP

OPERATIONS 29

OPERATIONS OVERVIEW CAPACITY TO QUADRUPLE IN 2021 Italy: • Increasing capacity to 400,000 lbs of vegetable processing per day • Vegetable gnocchi production now on - line • Increasing blending capacity California: • Additional equipment to continue increased capacity FNM – Albuquerque • R&D is underway on new plant - based items to fill capacity FNM – Karsten • Expect to commence production by the end of Q4 2021/early Q1 2022 ~275K SQ. FEET OF MANUFACTURING SPACE Italy • +100,000 square feet California: • +50,000 square feet FNM: • +118,000 square feet NEW CAPABILITIES IN 2021 • Gluten free, soy free, plant - based meat production • Alternative tortillas • Snacks • Burritos, Handhelds, Quesadillas, Enchiladas, etc. 30

ANALYST DAY DECEMBER 2020 • Raw material supply – strong relationships with local growers allow Tattooed Chef to have a supply of high - quality, non - GMO and organic produce • Vegetable production – Tattooed Chef’s Italy facility has proprietary manufacturing capabilities, significant capacity and a robust team to support future growth • Finished goods – bagged, value - added vegetables that are sold in the U.S. • Value - added production – Tattooed Chef’s agile operations are aligned with the Company’s innovation - driven business model as it allows for seamless new product development, production, numerous different packaging types and the ability to meet short timelines ITALY CALIFORNIA OPERATIONAL SUMMARY FOODS OF NEW MEXICO - ALBUQUERQUE • Mexican food production: currently producing quesadillas, burritos, and other handheld items, as well as sauces. • Further expansion into the $20 billion Hispanic/Southwest category FOODS OF NEW MEXICO - KARSTEN • Production: Extensive alternative tortilla capabilities and will customize the existing footprint • Not currently in operation; expect to commence operations by the end of Q4 2021/early Q1 2022 31

ANALYST DAY DECEMBER 2020 FOODS OF NEW MEXICO ACQUISITION • Acquired New Mexico Food Distributors, Inc. and Karsten Tortilla Factory, LLC (collectively referred to as “Foods of New Mexico”) in May 2021 for approximately $37.0 million in cash • Founded in 1987 and headquartered in Albuquerque, New Mexico, Foods of New Mexico is a prepared food company that produces ready - to - eat Mexican food items for both retail and food service. Foods of New Mexico’s facility in Albuquerque currently produces Mexican foods including quesadillas, burritos, and other handheld items, as well as sauces. The second facility in Karsten is a brand new facility that will enable us to have extensive tortilla manufacturing capabilities. STRATEGIC BENEFITS DIVERSIFIES MANUFACTURING CAPABILITIES The acquisition of Foods of New Mexico allows Tattooed Chef to expand further into the $20 billion Hispanic/Southwest Food sector and beyond, including frozen, refrigerated, and ambient products. Utilizing these new capabilities, the Company expects to launch Tattooed Chef branded products in additional categories. EXPANDS PRODUCTION CAPACITY Foods of New Mexico’s two facilities total 118,000 square feet and provides Tattooed Chef additional capacity to continue to innovate. ACCELERATED EXPANSION OUTSIDE FROZEN FOOD Acquiring two existing facilities saves Tattooed Chef time and capital to move into other categories outside frozen food including snacks and other ambient products. 32

FINANCIALS 33

34 1H 2020 1H 2021 Revenue $67.9 $103.4 Gross Profit $13.0 $13.9 Gross Margin 19.1% 13.4% Adjusted EBITDA $9.0 - $9.2 FINANCIAL PERFORMANCE • Driven by the growth in Tattooed Chef Branded product, revenue increased 82% year - over - year. • Gross profit of $13.9 million due to higher revenue. Gross margin declined due to: ─ Infrastructure to support current and expected growth in operations ─ Increased raw materials, packaging, freight and container costs due to inflation • We anticipate improved gross margins in 2021 and beyond. ─ Leverage of fixed costs on higher volume ─ Benefit of new equipment to enhance operating efficiencies ─ Product and channel mix • Adjusted EBITDA decreased to a loss of $9.2 million primarily due to public company accounting costs that were not present during the 2020 period, as well as significant increases in promotional expenses, marketing expenses, professional services, and freight and container costs. • Added 25 - 30 employees post - SPAC merger to support and assist in the growth of the company ($ in millions)

$52.7 $50.7 $33.2 $34.8 $41.0 $39.6 $17.0 $16.3 $24.8 $26.8 Q1 Q2 Q3 Q4 REVENUE 2021 2020 2019 $36.0 $33.1 $17.6 $20.4 $22.6 $23.9 $1.7 $1.9 $5.8 $8.8 Q1 Q2 Q3 Q4 TATTOOED CHEF BRANDED SALES 2021 2020 2019 35 ($ in millions) ($ in millions) • Revenue in the second quarter of 2021 was $50.7 million, a 46% increase compared to the second quarter of 2020 • Branded sales increased 62% in the second quarter of 2021 to $33.1 million • The increase in Tattooed Chef branded products resulted from expansion in the number of U.S. distribution points, as well as increased volume at existing retail customers with our current portfolio of products and new product introductions including smoothie bowls, vegetable blends, cauliflower crust pizza, and other value - added riced cauliflower meals. STRONG SALES MOMENTUM

• Revenue growth of 58% to 63% in 2021 is expected to be driven by: ─ Planned/committed penetration of successful products in the club channel ─ Expansion of new products in club channel ─ Continued and energized success in the mass retail channel ─ Distribution in grocery/conventional retail ─ $13 million to $20 million from one of the two facilities included in the Foods of New Mexico acquisition • In 2021, we are investing over $15 million in marketing to grow Tattooed Chef brand awareness 36 REVENUE BRIDGE ($ in millions) $148.5 $73.5 $13 - $20 $235 - $242

2021 OUTLOOK Revenue $235 – $242 million Gross Margin 16% – 22% Adjusted EBITDA ($14) – ($17) million 37

APPENDIX

ADJUSTED EBITDA RECONCILIATION 39 Six Months Ended June 30, (in thousands) 2021 2020 Net (loss) income $ (61,348) $ 7,154 Interest 114 381 Income tax (benefit) expense 44,510 1,283 Depreciation and amortization 1,448 471 EBITDA (15,276) 9,289 Adjustments Stock compensation expense 3,502 - Loss (Gain) on foreign currency forward contracts 1,802 (288) Loss (Gain) on warrant remeasurement 51 - NMFD acquisition 714 Esogel S.R.L. and Ferdifin S.p.A asset acquisition 12 UMB ATM transaction 22 - Total Adjustments 6,103 (288) Adjusted EBITDA $ (9,173) $ 9,001